UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2017

Astrotech Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West 5th Street, Suite 1275, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective December 22, 2017, Astrotech Corporation (the "Company") changed its state of incorporation from Washington to Delaware (the “Reincorporation”). As of that date, the rights of the Company's stockholders began to be governed by the Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware By-Laws. The Delaware Certificate of Incorporation and the Delaware Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively.

On December 22, 2017, and in connection with the Reincorporation, our board of directors designated 300,000 shares of preferred stock as "Series A Junior Participating Preferred Stock" in connection with the filing of a Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series A Junior Participating Preferred Stock ("Certificate of Designation") with the Secretary of State of the State of Delaware. The Certificate of Designation is filed as Exhibit 3.3 hereto.

Certain rights of the Company's stockholders were changed as a result of the Reincorporation. A more detailed description of the Delaware Certificate of Incorporation, the Certificate of Designation and the Delaware By-Laws, and the changes in rights of the Company's stockholders as a result of the Reincorporation, is set forth in Proposal No. 2 of the Company's Proxy Statement filed with the Securities and Exchange Commission on October 27, 2017, as amended, which describes the Reincorporation, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Articles of Incorporation, as filed with the Secretary of State of the State of Delaware
3.2	Delaware By-Laws
3.3	Certificate of Designations of Series A Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Date: December 28, 2017	Name:	Thomas B. Pickens III
	Title:	Chairman of the Board and Chief
Executive Officer